[LOGO OF UBS] UBS Global Asset
                  Management

UBS CASH RESERVES FUND
PROSPECTUS

August 30, 2006

This prospectus offers shares of a money market fund primarily to eligible benefit plans that participate in the UBS Financial Services Inc. ACCESS(SM) program, but only if UBS Global Asset Management (Americas) Inc. or an affiliate does not serve as investment manager for the plan. The fund may be made available to clients in other programs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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   NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
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CONTENTS

THE FUND
What every investor should know about the fund
Investment objective, strategies and risks ....................................   1
Performance ...................................................................   3
Expenses and fee tables .......................................................   4
More about risks and investment strategies.....................................   5

YOUR INVESTMENT
Information for managing your fund account
Managing your fund account ....................................................   7
--Buying shares
--Selling shares
--Additional information about your account
--Market timing
--Pricing and valuation

ADDITIONAL INFORMATION
Additional important information about the fund
Management ...................................................................    10
Dividends and taxes ..........................................................    10
Disclosure of portfolio holdings..............................................    12
Financial highlights .........................................................    13
Where to learn more about the fund ...........................................    Back cover

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    THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.
-----------------------------------------------------------------

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INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE
To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS
An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

o Credit Risk--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

o Government Securities Risk--There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or governmentsponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor

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  guaranteed by the US Treasury and are riskier than those that are.

o Interest Rate Risk--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

o Foreign Investing Risk--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More about risks and investment strategies."

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PERFORMANCE

RISK/RETURN BAR CHART AND TABLE
The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year.

The table that follows the bar chart shows the average annual returns over various time periods for the fund's shares.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (2001 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

        [CHART OF TOTAL RETURN]

CALENDAR YEAR             TOTAL RETURN
--------------------------------------
   2001                      3.90%
   2002                      1.46%
   2003                      0.81%
   2004                      0.95%
   2005                      2.81%
--------------------------------------

Total return January 1 to June 30, 2006--2.14%
Best quarter during years shown: 1st quarter, 2001--1.35%
Worst quarter during years shown: 1st quarter, 2004--0.16%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005

                                                                    (2/14/00)
                                                                (INCEPTION DATE)
                                                                ----------------
One year                                                               2.81%
Five years                                                             1.98%
Life of fund                                                           2.60%

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EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares):

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price) ................    None
Maximum Deferred Sales Charge (Load) (as a % of offering price) ............................    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):

Management Fees ............................................................................   0.33%
Distribution and/or Service (12b-1) Fees ...................................................    None
Other Expenses .............................................................................   0.27%
                                                                                               -----
Total Annual Fund Operating Expenses* ......................................................   0.60%
                                                                                               =====

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* UBS Global AM has voluntarily agreed to waive fees and/or reimburse fund expenses so that the fund's total operating expenses are reduced to 0.47% at least through September 30, 2006. This voluntary fee waiver is not reflected in the table above.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the expense levels shown in the table above, except for the period when the fund's expenses are lower due to its agreement with UBS Global AM. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR          3 YEARS         5 YEARS          10 YEARS
------          -------         -------          --------
  $61             $192            $335             $750

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MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS
The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

FOREIGN INVESTING RISK. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

GOVERNMENT SECURITIES RISK. Various types of US government securities have different levels of credit risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation;
(3) supported by pools of assets (e.g., mortgage-backed securities); or
(4) supported by the United States in some other way. A fund may invest in securities in any of these categories. A fund may invest in securities issued by government-sponsored enterprises that, although chartered or sponsored by Acts of Congress, issue securities that are neither insured nor guaranteed by the US government. For example, debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Banks ("FHLBs"), are neither insured nor guaranteed by the US government.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are

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falling, the fund's income generally will tend to fall more slowly.

ADDITIONAL RISK
STRUCTURED SECURITY RISK. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. The fund's investment strategies are designed to comply with these requirements.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

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MANAGING YOUR FUND ACCOUNT

BUYING SHARES
The fund offers its shares primarily to eligible benefit plans, including individual retirement accounts, through brokerage accounts established as eligible benefit plan sweep accounts at UBS Financial Services Inc. or UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"). The types of eligible benefit plans that are permitted to buy fund shares are described below. You can open an eligible benefit plan sweep account by contacting your financial advisor.

Fund shares are currently available primarily to eligible benefit plans participating in the UBS Financial Services ACCESS(SM) program if UBS Global AM or an affiliate does not serve as investment manager to the eligible benefit plan (i.e., UBS Financial Services Inc., UBS Global AM or their affiliates do not exercise any investment discretion over account assets). The fund may be made available to other programs.

BUYING SHARES AUTOMATICALLY
The fund is designed to automatically invest free credit cash balances (that is, immediately available funds) held in your account in shares of the fund. If you are eligible to buy fund shares, the fund will be offered as the money market sweep fund for the automatic investment of free credit cash balances. You should contact your Financial Advisor to determine if another money market fund is available for your account. (Neither UBS Global AM (US) nor any affiliate may recommend a specific money market fund for automatic investment of such account balances.) All free cash credit balances of $1.00 or more in your brokerage account are automatically invested in the fund on a daily basis for settlement the next business day. These amounts include proceeds of securities sold in your account. All remaining free cash credit balances under $1.00 are invested in fund shares monthly. There is no sales charge or commission paid for the automatic purchase of shares.

Your purchase of fund shares will be priced at the next determination of net asset value on any business day after federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

The fund, UBS Global AM and UBS Global AM (US) have the right to reject any purchase order and to suspend the offering of fund shares for a period of time or permanently.

The fund pays no sales commission, sales load or distribution fees to its principal underwriter, UBS Global AM (US), and its affiliates, or any other

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UBS Global Asset Management                                                    7
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person, in connection with the sale of fund shares. Neither UBS Global AM (US)
nor any affiliate exercises any discretion with respect to the timing or frequency of the automatic investment of free cash balances.

Please consult your Financial Advisor for more information about this automatic purchase feature.

BENEFIT PLANS ELIGIBLE TO BUY FUND SHARES
Eligible benefit plans that may buy fund shares include:

o  individual retirement accounts (e.g., traditional, rollover and "SIMPLE"
   IRAs);

o  simplified employee pension plans;

o cash or deferred arrangements (i.e., 401(k) plans, including SIMPLE 401(k) plans);

o  profit sharing plans;

o  money purchase plans;

o  defined benefit plans;

o  target benefit plans;

o  church plans;

o  government plans; and

o  self-employed plans (i.e., "Keoghs").

Other benefit plans may be eligible to buy fund shares. Contact your Financial Advisor for more information regarding these benefit plans.

Although the amount that you may contribute to an eligible benefit plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in an eligible benefit plan in the fund without regard to these limitations.

SELLING SHARES
Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your brokerage account.

If the proceeds from selling your fund shares remain in the eligible benefit plan sweep account, certain adverse tax consequences that may otherwise be applicable to eligible benefit plan distributions will not occur.

ADDITIONAL INFORMATION ABOUT YOUR ACCOUNT
Investment programs buying or holding shares for their client accounts may charge clients for cash management and other services provided in connection with their accounts.

You should consider the terms of your investment program before purchasing shares.

You will receive a confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each

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person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

MARKET TIMING
Frequent purchases and redemptions of fund shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could impact the fund's performance. However, money market funds are generally used by investors for shortterm investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM (US) anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS Global AM (US) also believes that money market funds, such as the fund, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, the Board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for another UBS Global AM fund, please see that fund's prospectus.

PRICING AND VALUATION
The price of fund shares is based on net asset value. The net asset value per share is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed. Your price for buying or selling your shares will be the net asset value that is next calculated after the fund accepts your order.

The fund typically calculates its net asset value per share once each business day at 12:00 noon, Eastern time.

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UBS Global Asset Management                                                    9
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MANAGEMENT

INVESTMENT ADVISOR
UBS Global AM is a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 51 West 52nd Street, New York, NY 10019-6114. UBS Global AM is an investment advisor registered with the US Securities and Exchange Commission (the "SEC"). UBS Global AM is an indirect wholly owned subsidiary of UBS AG ("UBS"). As of June 30, 2006, UBS Global AM had approximately $128.2 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $629.7 billion in assets under management worldwide as of June 30, 2006. UBS is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry.

ADVISORY FEES
The fund has agreed to pay advisory and administration fees to UBS Global AM at an annual rate of 0.33% of the fund's average daily net assets.

UBS Global Asset Management (US) Inc. served as investment advisor to the funds until April 1, 2006. On April 1, 2006, its sister company, UBS Global Asset Management (Americas) Inc., started serving as investment advisor for the same compensation. A discussion regarding the basis for the Board of Trustees' approval of each fund's prior Investment Advisory and Administration Contract with UBS Global Asset Management (US) Inc. is available in the funds' semiannual report to shareholders for the fiscal period ended October 31, 2005. A discussion regarding the basis for the Board's approval of each fund's current Investment Advisory and Administration Contract with UBS Global Asset Management (Americas) Inc. is available in the funds' annual report to shareholders for the fiscal year ended April 30, 2006. The fund has contractually agreed to repay UBS Global AM for certain expenses reimbursed to the fund pursuant to written expense reimbursement/fee waiver agreements to the extent it can do so over the three years following the expiration of those agreements without causing its "Total Annual Fund Operating Expenses" in any of those years to exceed 0.47%.

DIVIDENDS AND TAXES

DIVIDENDS
The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of the fund. Shares earn dividends on the day they are purchased but not on the day they are sold.

The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

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TAXES
Eligible benefit plan participants ordinarily do not pay taxes on dividends their plans receive on fund shares until they withdraw the proceeds from the plan.

Generally, withdrawals from an eligible benefit plan will be taxable as ordinary income. Withdrawals will be subject to an additional tax equal to 10% of the amount distributed unless the withdrawals are used to pay certain higher education expenses, certain acquisition costs of first-time home buyers, or in certain situations, are made after the participant:

o  reaches age 59 1/2;

o  becomes permanently disabled; or

o for certain employer-sponsored plans, reaches at least age 55 and separates from service of the employer who sponsored the plan.

You should consult your tax advisor concerning the timing and tax consequences of withdrawals from your eligible benefit plan.

The failure of an eligible benefit plan to make sufficient distributions to a participant after the participant reaches age 70 1/2 may be subject to an excise tax. Moreover, certain contributions to an eligible benefit plan in excess of the amounts permitted by law may be subject to an excise tax.

If you hold fund shares other than through a tax-exempt account or plan such as an IRA or 401(k) plan, the dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. For these shareholders, the fund expects that its dividends will be taxed as ordinary income.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

The fund may be required to withhold a 28% federal tax on all dividends payable to you

o if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

o if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents may be subject to a 30% withholding tax. Distributions to non-residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for an exemption is not maintained or expected to be available.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund's SAI.

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UBS Global Asset Management                                                   11
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DISCLOSURE OF PORTFOLIO HOLDINGS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. The fund's Forms N-Q and Forms N-CSR are available on the SEC's Web site at http://www.sec.gov. The fund's Forms N-Q and Forms N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q and semiannual and annual reports to shareholders from the fund upon request by calling 1-800-647 1568. Please consult the fund's SAI for a description of the policies and procedures that govern disclosure of the fund's portfolio holdings.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling toll free 1-800-647 1568.

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UBS Global Asset Management                                                   13
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FINANCIAL HIGHLIGHTS (continued)

                                                                              For the Years Ended April 30,
                                                     ----------------------------------------------------------------------
                                                       2006           2005           2004            2003            2002
                                                     --------       --------       --------        --------        --------
NET ASSET VALUE, BEGINNING OF YEAR ...............      $1.00          $1.00          $1.00           $1.00           $1.00
                                                     --------       --------       --------        --------        --------
Net investment income ............................      0.034          0.014          0.007           0.012           0.026
                                                     --------       --------       --------        --------        --------
Dividends from net investment income .............     (0.034)        (0.014)        (0.007)         (0.012)         (0.026)
Distributions from net realized gains
  from investment activities .....................         --         (0.000)#       (0.001)         (0.000)#            --
                                                     --------       --------       --------        --------        --------
Total dividends and distributions ................     (0.034)        (0.014)        (0.008)         (0.012)         (0.026)
                                                     --------       --------       --------        --------        --------
NET ASSET VALUE, END OF YEAR .....................      $1.00          $1.00          $1.00           $1.00           $1.00
                                                     ========       ========       ========        ========        ========
TOTAL INVESTMENT RETURN(1) .......................       3.49%          1.44%          0.70%           1.25%           2.66%
                                                     ========       ========       ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..................   $469,376       $324,223       $239,135        $235,863        $393,966
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements by advisor ......................       0.47%          0.47%          0.47%           0.47%           0.47%
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by advisor ......................       0.60%          0.65%          0.72%           0.66%           0.61%
Net investment income to average
  net assets, net of fee waivers and
  expense reimbursements by advisor ..............       3.50%          1.47%          0.65%           1.25%           2.61%
Net investment income to average
  net assets, before fee waivers and
  expense reimbursements by advisor ..............       3.37%          1.29%          0.40%           1.06%           2.47%

---------------
#   Amount of distribution paid represents less than $(0.0005) per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.

--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

[LOGO OF UBS] UBS Global Asset
                  Management

UBS CASH RESERVES FUND
PROSPECTUS

August 30, 2006

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semiannual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The fund's SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647 1568. You may also request other information about the fund and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-800-SEC 0330. You can get copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

o Free from the EDGAR Database on the SEC's Internet Web site at: http://www.sec.gov.

UBS Money Series--UBS Cash Reserves Fund
Investment Company Act File No. 811-08767

(C) 2006 UBS Global Asset Management (Americas) Inc.
All rights reserved.

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